MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1995

THE  FUND
(  ) A  closed-end   investment  fund  that  invests   primarily  in
     high-quality fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.

INVESTMENT OBJECTIVE
( ) To achieve high monthly income consistent with preservation of capital

DIVIDEND OBJECTIVE
( )  To  distribute   monthly  income  in  excess  of  that  attainable  from
     investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

REPORT FROM THE CHAIRMAN AND PRESIDENT
It is a pleasure to bring you the Annual Report to Shareholders for Mentor Income Fund for the year ended October 31, 1995, and to report the 17.48% NAV total return representing the best fiscal-year performance in the history of the Fund.

After suffering through the worst bond market in modern history during 1994, bond investors were compensated in 1995 by a more than 1.50% drop in intermediate treasury rates. Through both good markets and bad, the Fund has remained focused on providing attractive income and competitive net asset value total returns.

During the year ended October 31, 1995, the Fund paid dividends totaling $0.89 per share, which represents an annualized yield of 10.03% based on the Fund's closing market price of $8.88 on October 31, 1995. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the average yield of 6.85% attainable during the period from treasury securities having the same approximate maturity as the average life of the Fund's investments.
                                       1

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1995

                                    [GRAPH]

                              U.S. TREASURY CURVE

                                10/31/94           10/31/95
               3 month            5.142              5.494
               6 month            5.657              5.548
               1 year             6.144              5.541
               2 year             6.824              5.608
               3 year             7.046              5.681
               5 year             7.481              5.805
              10 year             7.807              6.018
              30 year             7.970              6.332

MARKET CONDITIONS

The bond market experienced a dramatic turn during fiscal-year 1995. Calendar-year 1994 ended with a series of very aggressive tightening moves by the Federal Reserve. The Fed.'s restrictive monetary policy prompted a severe sell-off in the short end of the treasury curve. Between October 31, 1994 and New Year's Day, the yield on the two-year treasury note jumped nearly a full percentage point, while the yield on the 30-year long bond was virtually unchanged.

The coming of the new calendar year seemed instantly to dissipate the negative sentiment in the market; yields fell almost continually for the first six months of the year. The rally was interrupted by a sharp correction during July and August, but rates resumed their downward trend in September. As the Fund's fiscal year drew to a close in October, the rally seemed to be gaining momentum.

Three primary factors have driven the market higher over the past 12 months. First, the Fed.'s aggressive moves to tighten credit, while painful to the bond market, appeared to have extinguished any inflationary pressures in the economy. Virtually every broad-based measure of inflation trended downward during 1995. Second, expectations of inflationary pressures subsided in response to signs that economic growth has slowed to a more sustainable 2-2.5% pace during the year. Finally, despite the predictions of virtually every pundit in Washington, the members of the Republican majority in Congress acted on their pledge to propose legislation to balance the budget by the year 2002.

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1995

While passage remains far from certain, the market found the mere prospect of a balanced budget sufficient to drive rates lower.

EFFECT ON THE FUND

We are pleased to report that the Fund's portfolio performed well during fiscal year 1995. The Fund's 17.48% net asset value total return represents the best fiscal-year total return performance in the history of the Fund.

The Fund's performance was significantly enhanced by the expansion of its investment policy at the end of 1994. At that time previous restrictions requiring that at least 65% of the Fund's assets be invested in mortgage-backed securities were modified to allow diversification across a significantly wider spectrum of fixed-income sectors, including treasuries, agencies, high-quality corporates, mortgage- and asset-related securities, and securities of foreign issuers. This expansion of permissible investments has provided the Fund's investment manager, Commonwealth Investment Counsel, the opportunity to leverage more effectively the capabilities of a greater number of its market sector specialists, and to simultaneously achieve the Fund's objectives of high income, consistent with preservation of capital.

Partially as a result of this added flexibility, the Fund was able to outperform the 14.94% and 15.41% returns posted by the Merrill Lynch Mortgage and Government Bond indexes,** respectively.

The Fund's returns were comparable to the 17.62%* return of its Lipper U.S. Mortgage Fund peer group, but lagged behind the 18.68%* posted by the Fund's Morningstar Government Bond Fund peer group. However, these peer groups include funds that take significantly higher levels of market risk than Mentor Income Fund. Historically, the Fund's lower risk strategy has served shareholders well; performance figures for the past two years, a period encompassing both a bull and a bear market, show the Fund well ahead of its Lipper and Morningstar peers.

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1995

                          TOTAL RETURN OF FIXED-INCOME
                         SECTORS VS. MENTOR INCOME FUND

                                    [GRAPH]

                  91-Day Treasury Bills                  +5.92
                  All-Gov't Securities                  +15.41
                  High-Quality Corporates               +18.45
                  Mortgage Securities                   +14.94
                  Mentor Income Fund                    +17.48

PORTFOLIO STRATEGY

Fund strategy evolved in three distinct phases in 1995. Through all phases, however, common themes remained -- providing attractive income, keeping risk close to that of intermediate treasuries, and capitalizing on the investment opportunities provided by our expanded investment policy.

During the first phase the Fund adopted a cautious stance, seeking to preserve net asset value as rates spiked upward. As we began calendar 1995, we entered a second, more aggressive phase. Fund duration was lengthened, and securities expected to perform well in a market rally (treasuries, discount CMOs, and corporate obligations of brokerage firms) were added to the portfolio. The rally was interrupted during the late summer by a fairly significant market correction, which prompted the third phase of our strategy.

During this market pull-back the Fund's portfolio duration was lengthened somewhat, and additional bonds were acquired that were expected to do well in an environment of falling interest rates. Although the Fund closed the fiscal year still postured for additional declines in interest rates, it has subsequently adopted a more market-neutral stance.

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1995
                             PORTFOLIO COMPOSITION

                                    [GRAPH]

U.S. Treasury Securities                                          8.9%
Adjustable-Rate Mortgage-Backed Securities                       17.3%
Corporate Bonds                                                  15.6%
Fixed-Rate Multiple-Class Collateralized Mortgage Obligations    21.9%
Residual Interests                                                9.0%
Principal-Only Securities                                         7.3%
Interest-Only Securities                                          0.5%
Fixed-Rate Single-Class Mortgage-Backed Securities               19.5%

MARKET OUTLOOK

Our long-term outlook for the bond market remains optimistic. As we have said, low inflation ultimately means low interest rates, and we see little risk of significant inflationary pressures in the year ahead. Our long-term optimism is tempered, however, by the rally that has already occurred. At the time of this writing the long bond's yield is approximately 6.0%, and the two-year note yields are approximately 0.40% less than overnight cash. At these levels the market is priced as if the Federal Reserve will be moving quickly and aggressively to ease credit conditions, and the Republicans will win total victory in the current budget debate. Should the market be disappointed on either front, rates will probably re-trace some of their downward move. Should such a correction occur, we will view it as a buying opportunity.

MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1995

DIVIDEND REINVESTMENT PLAN

Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our Plan Agent at (800) 426-5523.

Sincerely,

/s/ WESTON E. EDWARDS
Weston E. Edwards, CFA
CHAIRMAN

/s/ PAUL F. COSTELLO
Paul F. Costello
PRESIDENT

 * Lipper Analytical Services and Morningstar, Inc. are independent mutual fund-rating services. Performance assumes reinvestment of all distributions, but does not include sales charges.

** The Merrill Lynch Government Bond Index is a composite of 2,347 treasury and agency issues with maturities ranging from one to thirty years.

   The Merrill Lynch Mortgage Index is a composite of fixed-rate mortgage pass-through securities.

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                       (000)         VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES                                       45.2%
Federal Home Loan Mortgage Corporation
  MBS, 10.50%, 7/1/00 - 2/1/03                                                        $ 4,897     $  5,175,074
  MBS, 10.75%, 9/1/09                                                                     679          725,841
  MBS, 9.50%, 12/1/09                                                                   3,250        3,409,095
  REMIC, Series 48 H, 6.00%, 7/15/20                                                    3,500*       3,213,980
  REMIC, Series 1130 K, 5.50%, 9/15/21                                                  5,000*       4,443,750
Federal National Mortgage Association
  MBS, 10.50%, 11/1/18                                                                  8,480*       9,301,106
  REMIC, PO, 7/25/20                                                                    5,977*       5,343,768
  REMIC, PO, 11/25/22                                                                   5,000*       4,318,750
  REMIC, PO, 11/25/23                                                                   3,912        1,559,805
Government National Mortgage Association
  MBS, 11.50%, 2/15/13 - 6/15/19                                                          408          456,711
  MBS, 7.00%, 9/20/22                                                                   2,830        2,894,150
Treasury Securites
  U.S. Treasury Note, 5.50%, 2/28/99                                                    9,400*       9,334,388
  U.S. Treasury Bond, 7.50%, 11/15/24                                                   3,750*       4,283,100
Total U.S. Government and Agency Securities
  (cost $53,920,823)                                                                                54,459,518
PRIVATE ISSUES                                                              50.3%
Advanta Mortgage Loan Trust
  CMO, 5.55%, 1/25/25                                                                   1,883        1,780,265
Bears Stearns Mortgage Securities, Inc.
  CMO, Series 1993-14, Class B-1, 7.00%, 8/25/24                                        4,896        4,785,829
California Federal Bank
  ARM, Series 1991-2, Class A, 8.75%, 7/25/21                                             866          866,097
Conti-Mortgage
  IO, Series 94-3, A3-1, 0.52%, 5/15/09                                                91,491          365,963
  IO, Series 94-3, A3-1, 0.13%, 3/15/14                                                73,050          292,200
First Boston Mortgage Securities Corporation
  CMO, Series 1993-5 M2, 7.30%, 7/25/23                                                 2,446        2,409,780
First Interstate Bank of California
  CMO, 8.90%, 11/15/97                                                                  7,000        7,188,160

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                       (000)         VALUE
PRIVATE ISSUES (CONTINUED)
General Electric Capital Mortgage Services
  CMO, Series 1993-18 B1, 6.00%, 2/25/09                                              $ 2,300     $  2,151,697
Kidder Peabody Acceptance Corporation
  ARM, Series 1989-3, Class A, 9.03%, 6/20/19                                           1,647        1,662,996
Old Stone Credit Corporation
  CMO, 6.20%, 6/15/08                                                                   2,983        2,946,705
Paine Webber Mortgage Acceptance Corporation
  ARM, Series 1993-1, Class M-1, 7.81%, 3/25/23                                         2,536        2,557,859
  ARM, Series 1993-3, Class M-1, 7.80%, 4/25/23                                         3,947        3,979,190
Prudential Home Mortgage Securities
  CMO, Series 1993-22 M, 7.00%, 7/25/23                                                 4,887        4,721,099
  CMO, Series 1993-27 M, 7.50%, 5/25/23                                                 3,312        3,311,383
  CMO, Series 1994-29 M, 7.00%, 10/25/24                                                3,274        3,181,819
Republic Federal Savings & Loan Association
  MBS, Series 1988-03, Class A, 9.75%, 6/1/18                                             178          177,774
Sears Mortgage Securities Corporation
  ARM, Series 1992-9, Class A, 7.71%, 10/25/21                                          2,598        2,572,975
Structured Asset Securities Residential Trust
  ARM, Series 1990-1, Class A, 7.94%, 4/1/20                                            7,572        7,612,207
  ARM, Series 1994-5, Class A, 7.00%, 7/25/24                                           7,395        7,115,060
  World Omni, CMO, Series 1993, Class B, 5.05%, 8/15/99                                 1,057        1,038,567
Total Private Issues (cost $59,447,698)                                                             60,717,625
CORPORATE BONDS                                                             19.7%
Developers Diversified Realty, 7.63%, 5/15/00                                           2,000        2,021,260
Lehman Brothers Incorporated, 9.88%, 10/15/00                                           1,770        1,999,551
Missisippi Power & Light, 8.80%, 4/1/05                                                 4,000        4,190,000
Nationsbank, 9.38%, 9/15/09                                                             3,500        4,218,760
Occidental Petroleum, 8.75%, 2/14/03                                                    1,800        1,886,400
Paine Webber, 9.18%, 3/12/99                                                            5,000        5,327,850
Travelers Incorporation, 6.88%, 6/1/25                                                  3,000        3,053,370
Travelers Incorporation, 9.50%, 3/1/02                                                  1,000        1,149,380
Total Corporate Bonds (cost $23,311,932)                                                            23,846,571

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                       (000)         VALUE
RESIDUAL INTERESTS                                                          11.5%
General Mortgage Securities, Inc., 1989-2, 1995, 4/17/19                                $34       $  1,810,059
General Mortgage Securities II, Inc., 1991-2, 1995, 1/28/30                              14          1,034,109
General Mortgage Securities II, Inc., 1991-4, 1995, 3/28/20                               1            547,662
General Mortgage Securities II, Inc., 1991-7, 1994, 6/28/30                               9            626,916
General Mortgage Securities II, Inc., 1995-1, 1995, 6/25/20                              20            206,695
General Mortgage Securities II, Inc., 1995-2, 1995, 6/27/25                              38            530,741
General Mortgage Securities II, Inc., 1995-3, 1995, 6/25/20                              20            740,707
National Mortgage Funding I, Inc., 1992-4, 1994, 11/27/22                                19          1,098,079
National Mortgage Funding I, Inc., 1993-1, 1995, 6/18/14                                 64            922,944
National Mortgage Funding I, Inc., 1993-3, 1994, 11/28/22                                19            474,079
National Mortgage Funding I, Inc., 1995-1, 1995, 4/28/25                                 39            590,263
National Mortgage Funding I, Inc., 1995-3, 1995, 5/22/25                                 39            928,691
National Mortgage Funding I, Inc., 1995-4, 1995, 3/20/21                                 19            295,691
National Mortgage Funding I, Inc., 1995-5, 1995, 3/25/22                                 17            872,056
National Mortgage Funding I, Inc., 1995-6, 1995, 8/27/25                                 43            796,184
National Mortgage Funding I, Inc., 1995-7, 1995, 9/17/25                                 45            812,232
National Mortgage Funding I, Inc., 1995-8, 1995, 8/25/22                                 45            813,626
National Mortgage Funding I, Inc., 1995-9, 1995, 11/22/25                                45            712,328
Total Residual Interests (cost $14,872,218)                                                         13,813,062
TOTAL INVESTMENTS (COST $151,552,671)                                      126.7%                 $152,836,776
OTHER ASSETS LESS LIABILITIES                                              (26.7%)                 (32,220,205)
NET ASSETS                                                                 100.0%                 $120,616,571

* Certain of these securities are used as collateral for a reverse repurchase agreement.
  ARM -- Adjustable-Rate Mortgage Pass-Through Security
  CMO -- Collateralized Mortgage Obligation (Fixed Rate, Multiple Class)
  IO -- Interest-Only Security
  MBS -- Mortgage-Backed Security (Fixed Rate, Single Class)
  PO -- Principal-Only Security
  REMIC -- Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS
     Investments, at value (identified cost $151,552,671)                                         $152,836,776
     Cash                                                                                            1,416,630
     Receivables
          Investments sold                                                                           1,535,389
          Interest                                                                                   1,558,910
     Other assets                                                                                      315,199
          Total assets                                                                             157,662,904
LIABILITIES
     Reverse repurchase agreements                                                                  36,000,000
     Payable for investments purchased                                                                 712,331
     Income dividend payable                                                                           225,901
     Accrued expenses and other liabilities                                                            108,101
          Total liabilities                                                                         37,046,333
NET ASSETS                                                                                        $120,616,571
ANALYSIS OF NET ASSETS
     Common stock at par value                                                                    $    118,178
     Accumulated paid-in capital                                                                   131,619,599
     Undistributed net investment income                                                               271,737
     Accumulated net realized losses                                                               (12,677,048)
     Net unrealized appreciation of investments                                                      1,284,105
          Net Assets                                                                              $120,616,571
          Shares Outstanding                                                                        11,817,776
NET ASSET VALUE PER SHARE                                                                         $      10.21

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME
     Interest and net premium earned                                                             $12,271,592
EXPENSES
     Investment advisory fee                                                                         755,201
     Administration fee                                                                              116,185
     Custodian and transfer agent fees                                                                83,882
     Directors' fees and expenses                                                                     75,389
     Legal fees                                                                                       66,444
     Shareholder servicing expenses                                                                   62,537
     Audit fees                                                                                       41,170
     Reports to shareholders                                                                          29,752
     Registration and filing fees                                                                     25,677
     Miscellaneous                                                                                     3,181
          Total operating expenses                                                                 1,259,418
     Interest expense                                                                              1,516,782
          Total expenses                                                                           2,776,200
Net Investment Income                                                                              9,495,392
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized loss on investments                                                               (662,069)
     Net realized gain on interest-rate swap                                                       2,309,000
     Net realized gain on futures contracts                                                           73,928
     Net realized gain on short sales                                                                344,716
          Net realized gain on investments                                                         2,065,575
     Net unrealized appreciation on investments                                                    6,167,593
          Net realized and unrealized gain on investments                                          8,233,168
Increase in net assets from operations                                                           $17,728,560

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES
     Interest received                                                                         $  12,943,388
     Operating expenses paid                                                                      (1,382,085)
     Net cash provided by operating activities                                                    11,561,303
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of portfolio securities                                                           (267,985,083)
     Proceeds from disposition of portfolio securities                                           247,712,591
     Variation margin on futures contracts                                                            78,272
     Interest paid                                                                                (1,483,390)
       Net cash used in investing activities                                                     (21,677,610)
          Net cash used in operating and investing activities                                    (10,116,307)
CASH FLOWS FROM FINANCING ACTIVITIES
     Net proceeds from reverse repurchase agreements                                              23,300,000
     Net proceeds from dollar roll transactions                                                        6,445
     Payment for bank overdraft                                                                   (1,195,491)
     Cash dividends paid                                                                         (10,578,017)
       Net cash provided by financing activities                                                  11,532,937
Net increase in cash                                                                               1,416,630
Cash at beginning of year                                                                                  -
Cash at end of year                                                                            $   1,416,630
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH USED IN OPERATING AND INVESTING ACTIVITIES
     Increase in net assets from operations                                                    $  17,728,560
     Increase in investments-net                                                                 (21,672,405)
     Decrease in receivable for investment securities sold                                        12,894,435
     Decrease in interest receivable                                                                 671,796
     Decrease in other assets                                                                        120,334
     Decrease in payable for investments purchased                                               (11,503,192)
     Decrease in accrued expenses and other liabilities                                             (122,667)
     Net realized gain                                                                            (2,065,575)
     Net unrealized appreciation                                                                  (6,167,593)
       Net cash used in operating and investing activities                                     $ (10,116,307)

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED          YEAR ENDED
                                                                            10/31/95            10/31/94
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net investment income                                                $  9,495,392        $ 11,981,106
     Net realized gain (loss) on investments                                 2,065,575         (11,634,659)
     Net unrealized appreciation (depreciation) of investments               6,167,593          (9,007,271)
          Increase (decrease) in net assets from operations                 17,728,560          (8,660,824)
DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income                                                 (10,513,052)        (11,327,395)
CAPITAL SHARE TRANSACTIONS
     Income distributions reinvested                                                 -             312,709
Increase (decrease) in net assets                                            7,215,508         (19,675,510)
NET ASSETS
     Beginning of year                                                     113,401,063         133,076,573
     End of year                                                          $120,616,571        $113,401,063

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

                                            YEAR          YEAR          YEAR           YEAR          YEAR
                                            ENDED         ENDED         ENDED          ENDED         ENDED
                                          10/31/95      10/31/94       10/31/93       10/31/92      10/31/91
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR       $      9.60   $     11.29    $     11.06    $     11.57   $     11.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                         0.80          1.02           1.05           1.23          1.32
  Net realized and unrealized
     gain (loss) on investments                 0.70         (1.75)          0.23          (0.46)         0.39
  Total from investment operations              1.50         (0.73)          1.28           0.77          1.71
LESS DISTRIBUTIONS AND CAPITALIZED
  EXPENSES
  Distributions from net investment
     income                                    (0.89)         (0.96)        (1.05)         (1.26)        (1.26)
  Initial and equity rights offering
     expenses charged to capital                  --             --            --          (0.02)           --
  Total distributions and capitalized
     expenses                                  (0.89)         (0.96)        (1.05)         (1.28)        (1.26)
NET ASSET VALUE, END OF YEAR                $  10.21      $    9.60      $  11.29       $  11.06      $  11.57
Per share market price, end of year         $   8.88      $    8.25      $  10.50       $  12.38      $  12.00
Total Investment Return
  Based on market price                        18.83%        (13.32%)       (6.91%)        14.62%        24.66%
  Based on net asset value                     17.48%         (6.19%)       12.00%          6.24%        16.19%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                              $120,617       $113,401      $133,077       $126,947      $120,051
Ratio of gross investment income to
  average net assets                           10.58%         12.18%        11.79%         12.84%        14.69%
Ratio of operating expenses to average
  net assets                                    1.09%          1.22%         1.09%          1.13%         1.17%
Ratio of total expenses to average net
  assets                                        2.39%          2.38%         2.48%          2.04%         2.90%
Ratio of net investment income to
  average net assets                            8.19%          9.80%         9.31%         10.80%        11.79%
Portfolio turnover rate                       153.92%        173.71%       269.16%        219.43%       132.44%
Shares outstanding at end of year (in
  thousands)                                  11,818         11,818        11,786         11,478        10,374

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995

NOTE 1: ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mentor Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies:

Security Valuation

The Fund values mortgage-backed securities, mortgage-related, asset-backed and other debt-related securities on the basis of valuations provided by dealers approved by the Fund's Board of Directors. In determining value, the dealers use information with respect to transactions in such securities, various relationships between securities, and yield to maturity. Exchange-traded options are valued at the closing sales price or the average of the quoted bid and asked price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Repurchase Agreements

All repurchase agreements are fully collateralized by U.S. Government Agency securities and such collateral is in the possession of the Fund's custodian. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

Options Written or Purchased

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option sold or purchased. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss on investment transactions.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The risks of entering into futures contracts arise from the movements in the value of the investments and interest rates.

Dollar Rolls

A dollar roll is a simultaneous agreement to sell a security held in the Fund's portfolio with a purchase of a similar security at a future date at an agreed-upon price. The difference between the sale and repurchase price is recorded as interest income to the Fund. Dollar rolls are accounted for as financing transactions by the Fund and no gain or loss is recognized, provided that the sale and subsequent repurchase involve substantially identical securities. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.

Interest-Rate Swap

An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss.

Interest-Rate Cap

An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap.

Residual Interests

A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Fund invests in mortgage security residual interest ("residuals") which are considered derivative securities. The Fund's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets. The Fund will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Fund's objective of achieving high monthly income through providing a means of economic leverage.

Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

are recorded on the accrual basis with interest income on principal-only securities, interest-only securities and residual interests determined using the effective-yield method based upon estimates of future net cash flows. Estimated effective yields are periodically updated consistent with changes in interest rates and prepayment assumptions. Premiums and discounts on mortgage securities and CMOs are amortized into interest income using the effective-yield method.

Federal Income Taxes

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

Reclassification of Capital Accounts

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Distributions to Shareholders

The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.

NOTE 2: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, options, caps, and futures transactions, aggregated $256,481,891 and $217,418,832 respectively, for the year ended October 31, 1995. At October 31, 1995, the cost of securities for federal income-tax purposes was $152,067,378 and net unrealized appreciation aggregated $769,398 of which $3,608,987 related to appreciated securities and $2,839,589 related to depreciated securities. The Fund had an unused realized capital loss carryforward for income-tax purposes of $12,677,048 at October 31, 1995, which will expire in 2002.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Mentor Income Fund has entered into an Investment Advisory and Management Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth"), a wholly-owned subsidiary of Mentor Investment Group, Inc. (formerly Investment Management Group, Inc.), which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Pursuant to this agreement, the Fund pays Commonwealth a monthly management fee at the annual rate of 0.65% of average daily net assets. Mentor Investment Group provides administrative personnel and services to the Fund at an annual rate of 0.10% of the Fund's average daily net assets.

NOTE 4: BORROWINGS

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreements, it will establish and maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1995 was approximately $27,443,811, or $2.32 per share based on average shares outstanding of 11,817,776 during the period at a weighted average interest rate of 5.91%. The maximum amount of borrowings outstanding at any week-end during the year was $54,127,983 (including accrued interest) as of April 6, 1995, at a weighted average interest rate of 6.00%, and was 26.88% of total assets. The rates on the October 31, 1995, borrowings range from 5.78% to 5.88% and mature on November 1, 1995.

NOTE 5: CAPITAL

The Fund has authorized 200,000,000 shares of $.01 par value common stock. At

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

October 31, 1995, there were 11,817,776 shares issued and outstanding, including, 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the year ended October 31, 1995, no shares were issued.

NOTE 6: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Shown in thousands of dollars and per common share:

                                                                                                    Increase
                                                                                                   (Decrease)
                               Investment         Net Investment        Net Gain (Loss)          in Net Assets
                                 Income               Income             on Investments         from Operations
                                        Per                  Per                     Per                    Per
Quarter End                 Total      Share     Total      Share      Total        Share       Total      Share
1995
October 31, 1995            $3,215     $0.27     $2,439     $0.20     $  2,867     $  0.25     $ 5,306     $ 0.45
July 31, 1995                3,366      0.28      2,386      0.20        2,020        0.17       4,406       0.37
April 30, 1995               2,761      0.23      2,030      0.18        5,117        0.43       7,147       0.61
January 31, 1995             2,930      0.25      2,640      0.22       (1,771)      (0.15)        869       0.07
1994
October 31, 1994            $3,671     $0.31     $3,126     $0.27     $ (3,003)    $ (0.25)    $   123     $ 0.02
July 31, 1994                3,665      0.31      2,912      0.25       (4,443)      (0.38)     (1,531)     (0.13)
April 30, 1994               3,770      0.32      3,038      0.26      (10,589)      (0.90)     (7,551)     (0.64)
January 31, 1994             3,783      0.32      2,905      0.24       (2,607)      (0.22)        298       0.02

MENTOR INCOME FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MENTOR INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of Mentor Income Fund, Inc., including the portfolio of investments, as of October 31, 1995, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mentor Income Fund, Inc., as of October 31, 1995, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                              COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
December 6, 1995
                                       21

MENTOR INCOME FUND, INC.
DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the "Plan") is provided to shareholders of the Fund pursuant to which they have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional fund shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as Agent for shareholders in administering the Plan. When the Fund declares a dividend or determines to make a capital gain distribution, nonparticipants in the Plan will receive cash. If you participate in the Plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the Plan Agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the Plan Agent has completed its purchases, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice (not less than 10 business days prior to any dividend record date) to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your reinvested shares held by the Agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the Plan Agent upon any cash withdrawal or termination. The Plan may be terminated by the Agent of the Fund upon written notice mailed to each participant at least 90 days prior to any record date for the payment of any dividend or capital gain distribution by the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and distributions. It is anticipated that these commissions will be lower than those would normally incur individually, since these shares are purchased in large blocks by the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

If you hold shares of the Fund in your own name, you are an automatic participant in this Plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is able to participate in the Plan, dividend and capital gain distributions will be credited to your account. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be re-registered in your name so that you can participate in the Plan. If your shares are registered in your name, and you desire to receive your dividends and capital gain distributions in cash, you must notify the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

SHAREHOLDER INFORMATION

INVESTMENT MANAGER
  CORPORATE OFFICE
     Commonwealth Investment Counsel
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219
  INVESTOR RELATIONS OFFICE
     1-800-825-5353
  OPERATIONS OFFICE
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219
     (804) 782-3747
TRANSFER AGENT AND REGISTRAR
  State Street Bank & Trust Company
  Post Office Box 366
  Boston, Massachusetts 02101
  (800) 426-5523
CUSTODIAN
  Investor Fiduciary Trust Company
  127 West 10th Street
  Kansas City, Missouri 64105
INDEPENDENT AUDITORS
  Coopers & Lybrand L.L.P.
  217 East Redwood Street
  Baltimore, Maryland 21202
LEGAL COUNSEL
  Dechert Price & Rhoads
  1500 K Street, N.W.
  Washington, D.C. 20005

DIRECTORS AND OFFICERS
DIRECTORS
  Weston E. Edwards, CHAIRMAN
  Jerry R. Barrentine
  Daniel J. Ludeman
  J. Garnett Nelson
OFFICERS
  Paul F. Costello, PRESIDENT
  Terry L. Perkins, TREASURER
  John M. Ivan, SECRETARY
  Michael A. Wade, ASSISTANT TREASURER
  Sander M. Bieber, ASSISTANT SECRETARY


                                      [LOGO]
                             MENTOR INCOME FUND, INC.
                                  ANNUAL REPORT
                                 OCTOBER 31, 1995